Exhibit 99.2

Third Quarter 2011 Earnings Supplementary Slides
November 3, 2011

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that do not represent historical facts and may be based on underlying assumptions. The company uses words and phrases such as "roadmap," "outlook," "set to," "Q4," "2012," "pipeline," "demand," "backlog," "to come," "guidance," "to be," "expected," "potentially" and similar expressions to identify forward-looking statements in this presentation, including forward-looking statements regarding: (a) gaining share in RLC, strong demand and backlog in R&C; (b) opex reduction and restructuring plan; (c) cash flow position at the end of Q42011 and 2012 and strength of balance sheet; (d) execution of UPP pipeline and construction of CVSR and other projects; (e) reaching panel cost/w targets and accelerating cost reduction efforts; (f) the expected benefits of SunPower's relationship with Total; (g) expected collapse of series A and B common stock and benefits of the Tenesol transaction; and (h) GAAP and non-GAAP revenue, gross margin, EPS and other financial measures outlook for Q42011 and FY2011, and MW recognized. Such forward-looking statements are based on information available to the company as of the date of this presentation and involve a number of risks and uncertainties, some beyond the company's control, that could cause actual results to differ materially from those anticipated by these forward-looking statements, including risks and uncertainties such as: (i) increasing competition in the industry and lower ASPs, impact on gross margins, and any revaluation of inventory as a result of decreasing ASP or reduced demand; (ii) the impact of regulatory changes and the continuation of governmental and related economic incentives promoting the use of solar power, and the impact of such changes on our revenues, financial results, and any potential impairments to our intangible assets, project assets, and goodwill; (iii) ability to meet the cost reduction plans and reduce operating expenses; (iv) ability to obtain and maintain an adequate supply of raw materials, components, and solar panels, as well as the price it pays for such items and third parties' willingness to renegotiate or cancel above market contracts; (v) general business and economic conditions, including seasonality of the solar industry and growth trends in the solar industry; (vi) ability to revise the portfolio allocation geographically and across downstream channels to respond to regulatory changes; (vii) ability to increase or sustain its growth rate; (viii) construction difficulties or potential delays, including obtaining land use rights, permits, license, other governmental approvals, and transmission access and upgrades, and any litigation relating thereto; (ix) timeline for revenue recognition and impact on operating results; (x) the significant investment required to construct power plants and ability to sell or otherwise monetize power plants, including the design, construction and maintenance of CVSR; (xi) fluctuations in operating results and its unpredictability, especially revenues from the UPP segment or in response to regulatory changes; (xii) the availability of financing arrangements for utilities projects and customers; (xiii) potential difficulties associated with operating the joint venture with AUO and ability to achieve the anticipated synergies and manufacturing benefits, including ramping Fab 3 according to plan; (xiv) ability to remain competitive in its product offering, obtain premium pricing while continuing to reduce costs and achieve lower targeted cost per watt; (xv) liquidity, substantial indebtedness, and ability to obtain additional financing; (xvi) manufacturing difficulties that could arise; (xvii) ability to achieve the expected benefits from its relationship with Total; (xviii) independent director approval of the Tenesol transaction and the benefits of the transaction; (xix) the success of ongoing research and development efforts and the acceptance of new products and services; (xx) ability to protect intellectual property; (xxi) exposure to foreign exchange, credit and interest rate risk; (xxii) possible impairment of goodwill, intangible assets, and project assets; (xxiii) possible consolidation of the joint venture AUO SunPower; (xxiv) other risks described in the Annual Report on Form 10-K for the year ended January 2, 2011, Quarterly Reports on Form 10-Q for the quarters ended April 3, 2011 and July 3, 2011, and other filings with the SEC. These forward-looking statements should not be relied upon as representing the company's views as of any subsequent date, and the company is under no obligation to, and expressly disclaims any responsibility to, update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

SUNPOWER™

© 2011 SunPower Corporation
Safe Harbor Statement

© 2011 SunPower Corporation
Agenda
▪ Q311 Performance and 2011 Overview
▪ Panel Cost Roadmap
▪ Q311 Financial Review
▪ 2011 Outlook

© 2011 SunPower Corporation
Q3 and 2011 Overview
▪ Q3: Achieved financial plan during rapid market price
 reductions
 – Revenue, non-GAAP EPS met or exceeded outlook
 – Single RLC price reduction in Q3
 – Manufacturing lines full utilization, record cell production
 – Inventory stable Q on Q
 – Ending cash up >25% sequentially with $475 million in new facilities
 – Continued strong support from Total
▪ 2011: Share gain, cost reduction, balance sheet strength
 – Q4 RLC ASP set to gain share
 – Q4 OpEx reduction and restructuring plan to align with 2012 plan
 – Q4 output reduced by ~50 MW to align with
 – First step-reduced cell production line operating - 15% lower $/W YOY
 – Finish year with strong balance sheet and ample liquidity

© 2011 SunPower Corporation
Q3 UPP Execution
▪Exceeded revenue/margin forecast - North American market strength
▪Shipped 120 MW - up 80% vs Q310
▪Completed Pofi / Galatina Italian power plants
▪Sold CVSR to NRG, completed DOE LG, started construction
▪First power plant orders from India 15 MW
▪Growth in Japanese shipments through Toshiba
▪Strong investor demand: 25 MW Modesto Irrigation District power plant
▪US pipeline maturing with permit and transmission progress
▪Global pipeline expanding: working with Total on new opportunities
▪C7 concentrator tracking system launched at SPI

© 2011 SunPower Corporation
Q3 R&C Expanding Rapidly
▪Q3 Residential demand improved less than anticipated
▪Record shipments into Germany in Q3
▪Extended #1 market share in US RLC
▪Demand strong for new leasing product - 8 states in Q3, more in 2012
▪Increasing dealer share of account in EU / US
▪Leadership position in US public sector business - strong backlog
 – >90 California schools under construction 2011-12 school year
▪Alliance programs launched: Ford, OSH, more to come

© 2011 SunPower Corporation
Q3 Technology Advances
▪First Gen 3 cells through fabs: 24%+ efficiency
▪Launched AC solar panels with 25 yr warranty for residential markets
▪Oasis rollout for ground mount power plants successful
 – 20 MW Copper Crossing power plant for Iberdrola
 – 9 MW project for Campbell’s Soup
▪Launched C7 concentrating tracker system for UPP markets

$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$/W
$2.38
$1.97
$1.78
$1.42-
$1.58*
<$1.25
Q408
Q409
Q410
Q411
Q412
Q413
Q414

SUNPOWER

© 2011 SunPower Corporation
Cost Reduction Roadmap

Step reduction;
Vertical integration
Thinner wafers;
Continuous Improvement
Projects
$1.00
$1.08
Efficiency adjusted cost per watt
* Q411 cost per watt excludes up to $0.04/w due to lower utilization costs
~$0.86

© 2011 SunPower Corporation
Financial Results
($ Millions except per share data)	Quarter Ending 10/2/11	Quarter Ending 10/3/10	Quarter Ending 7/3/11
Revenues (Non-GAAP)	$705.4	$553.8	$592.3
UPP	$324.5	$261.0	$302.4
R&C	$380.9	$292.8	$289.8
Gross Margin % (Non-GAAP)	11.4%	22.3%	12.5%
UPP	12.6%	20.0%	8.5%
R&C	10.3%	24.3%	16.7%
Tax Rate (non-GAAP)	25.6%	15.4%	20.6%**
Net Income (Loss) (GAAP)	($370.8)**	$20.1	($147.9)
Net Income (Loss) (Non-GAAP)	$15.4	$26.3	($18.4)
Diluted Wtg. Avg. Shares Out. (GAAP) Diluted Wtg. Avg. Shares Out. (Non-GAAP)	98.3* 99.6*	105.6* 105.6*	97.7* 97.7*
EPS (GAAP)	($3.77)	$0.21	($1.51)
EPS (Non-GAAP)	$0.16	$0.26	($0.19)
Note: Non-GAAP figures are reconciled to comparable GAAP figures in appendix on company website
*not converted method
** Q311 GAAP results reflect $349.8 million charge for goodwill and intangible asset impairment

© 2011 SunPower Corporation
Balance Sheet / Liquidity
▪ Finished Q311 with over $610 million in cash & investments
▪ Working capital - leveraging Total
 – Closed new $275 million revolving credit / $200 million LOC facilities
 – Increased inventory turns to 5.9 times
 – Inventory stable, sequential improvement in DSO
▪ Capex spend of $17 million

© 2011 SunPower Corporation
Q4 2011 Non-GAAP Guidance*
	Q4 2011 Outlook	2011 Outlook
Revenue	$675-$725M(a)	$2.40-$2.45B(b)
UPP % **	35%-40%	45%-50%
R&C % **	60%-65%	50%-55%
Gross Margin	10%-12%(c)	12%-14%(d)
EPS	($0.15)-$0.10(e)	($0.05)-$0.20(f)
WASO	99-100M(g)	99-100M(g)
CapEx	$40-$50M	$125-$135M
MW Recognized	250 - 275MW	800 - 825MW
*) Non-GAAP to GAAP reconciliation footnotes are available in the appendix section of this presentation
**) As a % of revenue

Appendix

© 2011 SunPower Corporation
2011 Outlook: MW Recognized

	Q4 2011 Outlook	2011 Outlook
Total Recognized MW	250 - 275MW	800 - 825MW
Segmentation %
UPP	35%-40%	45%-50%
R&C	60%-65%	50%-55%
Geography
US	115 - 125MW	390 - 400MW
Europe	110 - 120MW	360 - 370MW
ROW	25 - 30MW	50 - 55MW

© 2011 SunPower Corporation
Q4 2011 GAAP Guidance
	Q4 2011 Outlook	2011 Outlook
Revenue	$575-$625M	$2.30-$2.35B
UPP %	25%-30%	40%-45%
R&C %	70%-75%	55%-60%
Gross Margin	7%-9%	9%-11%
EPS	($0.60)-($0.35)	($5.90)-($5.65)
WASO	99-100M	99-100M
CapEx	$40-$50M	$125-$135M
MW Recognized	240 - 265	790 - 815
Note: Non-GAAP figures are reconciled to comparable GAAP figures in 8/9/11 earnings press release

© 2011 SunPower Corporation
2011 Non-GAAP Guidance Footnotes
(a) Estimated non-GAAP amounts above for Q4 2011 include the estimated revenue for a UPP project and R&C leases of approximately $98.0 million.
(b) Estimated non-GAAP amounts above for FY 2011 include the estimated revenue for a UPP project and R&C leases of approximately $98.0 million.
(c) Estimated non-GAAP amounts above for Q4 2011 reflect adjustments that include the gross margin of approximately $21.0 million related to the non-GAAP revenue adjustments that are discussed above. In addition, the estimated non-GAAP amounts exclude estimated stock-
based compensation expense of approximately $3.6 million and estimated non-cash interest expense of approximately $0.4 million.
(d) Estimated non-GAAP amounts above for FY 2011 reflect adjustments that include the gross margin of approximately $21.0 million related to the non-GAAP revenue adjustments that are discussed above. In addition, the estimated non-GAAP amounts exclude amortization of intangible assets of approximately $0.4 million, estimated stock-based compensation expense of approximately $14.5 million, estimated non-
cash interest expense of approximately $2.6 million and loss on change in European government incentives of approximately $48.5 million.
(e) Estimated non-GAAP amounts above for Q4 2011 reflect adjustments that include the gross margin of approximately $21.0 million related to the non-GAAP revenue adjustments that are discussed above. In addition, the estimated non-GAAP amounts exclude estimated stock-
based compensation expense of approximately $12.3 million, estimated non-cash interest expense of approximately $6.8 million, estimated
Total investment-related costs of approximately $1.1 million, amortization of intangible assets of approximately $1.0 million and the related tax effects of these non-GAAP adjustments.
(f) Estimated non-GAAP amounts above for FY 2011 reflect adjustments that include the gross margin of approximately $21.0 million related to the non-GAAP revenue adjustments that are discussed above and a net gain related to sale of stock and change in equity interest in unconsolidated investee of approximately $4.0 million. In addition, the estimated non-GAAP amounts exclude goodwill and other intangible asset impairment of approximately $349.8 million, amortization of intangible assets of approximately $21.6 million, estimated stock-based compensation expense of approximately $50.1 million, estimated non-cash interest expense of approximately $27.9 million, estimated Total investment-related costs of approximately $14.7 million, amortization of promissory notes of approximately $3.5 million, loss on change in
European government incentives of approximately $65.7 million, net gain on mark-to-market derivatives of approximately $0.3 million and the related tax effects of these non-GAAP adjustments.
(g) Weighted average shares used in the calculation of diluted earnings per share is based on the not converted method.

SUNPOWER CORPORATION
RECONCILIATIONS OF GAAP MEASURES TO NON-GAAP MEASURES
(Unaudited)
(In thousands, except per share data)

STATEMENT OF OPERATIONS DATA:

	THREE MONTHS ENDED						NINE MONTHS ENDED			
	Oct. 2, 2011		Jul. 3, 2011		Oct. 3, 2010		Oct. 2, 2011		Oct. 3, 2010	
GAAP utility and power plants revenue	$ 324,542		$ 302,439		$ 257,803		$ 872,890		$ 521,896	
Discontinued operations	-		-		3,176		-		11,081	
Non-GAAP utility and power plants revenue	$ 324,542		$ 302,439		$ 260,979		$ 872,890		$ 532,977	
GAAP total revenue	$ 705,427		$ 592,255		$ 550,645		$ 1,749,100		$ 1,282,157	
Discontinued operations	-		-		3,176		-		11,081	
Non-GAAP total revenue	$ 705,427		$ 592,255		$ 553,821		$ 1,749,100		$ 1,293,238	
GAAP utility and power plants gross margin	$ 39,005	12%	$ (6,593)	-2%	$ 45,277	18%	$ 75,310	9%	$ 100,718	19%
Amortization of intangible assets	63		65		946		230		2,409	
Stock-based compensation expense	1,762		2,414		2,442		5,061		5,265	
Loss on change in European government incentives	-		29,082				29,082		-	
Non-cash interest expense	193		601		293		1,179		969	
Discontinued operations	-		-		3,176		-		11,081	
Non-GAAP utility and power plants gross margin	$ 41,023	13%	$ 25,569	8%	$ 52,134	20%	$ 110,862	13%	$ 120,442	23%
GAAP residential and commercial gross margin	$ 37,119	10%	$ 25,887	9%	$ 67,308	23%	$ 108,630	12%	$ 171,461	23%
Amortization of intangible assets	-		2		1,745		195		5,994	
Stock-based compensation expense	1,948		2,859		1,941		5,843		5,759	
Loss on change in European government incentives	-		19,381				19,381		-	
Non-cash interest expense	202		155		270		1,006		1,165	
Non-GAAP residential and commercial gross margin	$ 39,269	10%	$ 48,284	17%	$ 71,264	24%	$ 135,055	15%	$ 184,379	24%
GAAP total gross margin	$ 76,124	11%	$ 19,294	3%	$ 112,585	20%	$ 183,940	11%	$ 272,179	21%
Amortization of intangible assets	63		67		2,691		425		8,403	
Stock-based compensation expense	3,710		5,273		4,383		10,904		11,024	
Loss on change in European government incentives	-		48,463				48,463		-	
Non-cash interest expense	395		756		563		2,185		2,134	
Discontinued operations	-		-		3,176		-		11,081	
Non-GAAP total gross margin	$ 80,292	11%	$ 73,853	12%	$ 123,398	22%	$ 245,917	14%	$ 304,821	24%

© 2011 SunPower Corporation
GAAP to Non-GAAP Reconciliation

GAAP to Non-GAAP Reconciliation

SUNPOWER CORPORATION

RECONCILIATIONS OF GAAP MEASURES TO NON-GAAP MEASURES

(Unaudited)

(In thousands, except per share data)

STATEMENT OF OPERATIONS DATA:

	THREE MONTHS ENDED			NINE MONTHS ENDED	
	Oct. 2, 2011	Jul. 3, 2011	Oct. 3, 2010	Oct. 2, 2011	Oct. 3, 2010
GAAP operating loss	$ (363,264)	$ (100,125)	$ 8,188	$ (464,692)	$ 3,513
Goodwill and other intangible asset impairment	349,758	-	-	349,758	-
Amortization of intangible assets	6,682	6,868	11,578	20,614	28,039
Stock-based compensation expense	11,849	12,817	15,665	37,829	38,064
Total investment related costs	429	13,123	-	13,552	-
Amortization of promissory notes	134	2,062	6,022	3,486	8,941
Loss on change in European government incentives	637	60,407	-	61,044	-
Non-cash interest expense	417	758	563	2,209	2,134
Discontinued operations	-	-	3,176	-	11,059
Non-GAAP operating income	$ 6,642	$ (4,090)	$ 45,192	$ 23,800	$ 91,750
GAAP net income (loss)	$ (370,784)	$ (147,872)	$ 20,116	$ (520,777)	$ 26,473
Goodwill and other intangible asset impairment	349,758	-	-	349,758	-
Amortization of intangible assets	6,682	6,868	11,578	20,614	28,039
Stock-based compensation expense	11,848	12,817	15,665	37,829	38,064
Total investment related costs	429	13,123	-	13,552	-
Amortization of promissory notes	134	2,062	6,022	3,486	8,941
Loss on change in European government incentives	637	60,407	-	65,716	-
Non-cash interest expense	6,780	7,007	6,407	21,112	22,175
Mark-to-market derivatives	(472)	97	2,967	(331)	(28,885)
Gain on sale of equity interest in unconsolidated investee	4,328	-	-	4,328	-
Gain on change in equity interest in unconsolidated investee	-	(322)	-	(322)	(28,348)
Gain on deconsolidation of consolidated subsidiary	-	-	(36,849)	-	(36,849)
Tax effect	6,101	27,416	377	16,482	16,245
Non-GAAP net income (loss)	$ 15,441	$ (18,397)	$ 26,283	$ 11,447	$ 45,855

SUNPOWER

© 2011 SunPower Corporation

NET INCOME (LOSS) PER SHARE:

	THREE MONTHS ENDED			NINE MONTHS ENDED	
	Oct. 2, 2011	Jul. 3, 2011	Oct. 3, 2010	Oct. 2, 2011	Oct. 3, 2010
Basic:					
GAAP net income (loss) per share	$ (3.77)	$ (1.51)	$ 0.21	$ (5.34)	$ 0.28
Reconciling items:					
Goodwill and other intangible asset impairment	3.56	-	-	3.59	-
Amortization of intangible assets	0.07	0.07	0.12	0.21	0.29
Stock-based compensation expense	0.12	0.13	0.16	0.39	0.40
Total investment related costs	0.00	0.13	-	0.14	-
Amortization of promissory notes	0.00	0.02	0.06	0.04	0.09
Loss on change in European government incentives	0.01	0.62	-	0.67	-
Non-cash interest expense	0.07	0.07	0.07	0.22	0.23
Mark-to-market derivatives	(0.00)	0.00	0.03	(0.00)	(0.30)
Gain on sale of equity interest in unconsolidated investee	0.04	-	-	0.04	-
Gain on change in equity interest in unconsolidated investee	-	(0.00)	-	(0.00)	(0.30)
Gain on deconsolidation of consolidated subsidiary	-	-	(0.38)	-	(0.39)
Tax effect	0.06	0.28	0.00	0.17	0.17
Non-GAAP net income (loss) per share	$ 0.16	$ (0.19)	$0.27	$ 0.12	$ 0.48
Diluted:					
GAAP net income (loss) per share	$ (3.77)	$ (1.51)	$ 0.21	$ (5.34)	$ 0.27
Reconciling items:					
Goodwill and other intangible asset impairment	3.56	-	-	3.59	-
Amortization of intangible assets	0.07	0.07	0.11	0.21	0.29
Stock-based compensation expense	0.12	0.13	0.15	0.39	0.39
Total investment related costs	0.00	0.13	-	0.14	-
Amortization of promissory notes	0.00	0.02	0.06	0.04	0.09
Loss on change in European government incentives	0.01	0.62	-	0.67	-
Non-cash interest expense	0.07	0.07	0.06	0.22	0.23
Mark-to-market derivatives	(0.00)	0.00	0.03	(0.00)	(0.30)
Gain on sale of equity interest in unconsolidated investee	0.04	-	-	0.04	-
Gain on change in equity interest in unconsolidated investee	-	(0.00)	-	(0.00)	(0.29)
Gain on deconsolidation of consolidated subsidiary	-	-	(0.35)	-	(0.38)
Tax effect	0.06	0.28	0.00	0.17	0.17
Non-GAAP net income (loss) per share	$ 0.16	$ (0.19)	$0.26	$ 0.12	$ 0.47
Weighted-average shares:					
GAAP net income (loss) per share:					
- Basic	98,259	97,656	95,840	97,456	95,519
- Diluted	98,259	97,656	105,648	97,456	96,741
Non-GAAP net income (loss) per share:					
- Basic	98,261	97,656	95,840	97,483	95,519
- Diluted	99,615	97,656	105,648	99,346	96,741

SUNPOWER

GAAP to Non-GAAP Reconciliation

Third Quarter 2011 Earnings Supplementary Slides
November 3, 2011